Exhibit 99.1

ARMOUR RESIDENTIAL REIT, Inc. Company Update July 23, 2010

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company“), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for the ARMOUR business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forwardlooking statements ARMOUR assumes no obligation to update the information looking statements. in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

ARMOUR Residential REIT, Inc. - Investment & Business Strategy

ARMOUR Residential REIT, Inc. (“ARMOUR”) invests solely in Agency Mortgage Securities.

– Only with a shareholder vote may ARMOUR REIT change its Agency only investment asset class.

ARMOUR’s business strategy has been fully implemented and equity capital is fully deployed.

1)	Invest in a low duration very diverse set of Agency Mortgage Securities.
• ARMOUR REIT owns 226 separate securities (cusips).
2)	Target a weighted average gross asset duration of 2.5 or less.
3)	Target a balance sheet duration of 1.5 or less.
• Balance Sheet Duration achieved by the use of swaps and Eurodollar futures.
4)	Hold 40% of unlevered equity in cash.
• Liquidity defends against the unexpected.

ARMOUR’s business strategy is transparent.

1)	ARMOUR’s portfolio and liability details are released on the ARMOUR website twice a quarter.
• Asset details and REPO counter-parties are identified.
2)	Amortization is expensed as it occurs.
• There is no yield ‘smoothing.’
3)	Hedge portfolio is marked-to-market and the change in value is realized for GAAP.

ARMOUR is one of only two Agency REITs with a non-executive, Independent Board Chairman.

ARMOUR Portfolio and Balance Sheet Highlights Dividend and Earnings Update (July 22, 2010 Data)

•  Portfolio and Balance Sheet Highlights

—  ARMOUR is 100% invested as of July 22, 2010.

—  ARMOUR has an Agency mortgage portfolio valued at $510 million (1).

—  Gross asset duration is currently estimated at 1.88.

—  Net balance sheet duration is currently estimated at 0.61.

—  REPO borrowings total $476 million.

—  Eurodollar Futures to replicate swaps total $185 million (40% of non-true ARMS).

—  Cash on hand & short term principal & interest receivables: $18 million.

—  Unpledged Agency mortgage assets on the balance sheet total $7 million.

—  ARMOUR currently has 7,414,054 shares outstanding.

—  Estimated book value per share as of June 30, 2010 is $7.33.

•  Dividend and Earnings Update

—  ARMOUR anticipates announcing the Q3 2010 dividend in mid-September 2010.

—  ARMOUR anticipates paying the Q3 2010 dividend in the last week of October 2010.

—  ARMOUR anticipates filing its Form 10-Q with the SEC for the second quarter 2010 prior to August 16, 2010.

  (1) Based on independent third party pricing.

ARMOUR REIT Current Portfolio and Liability Information

          —   ARMOUR REIT Portfolio Composition

          —   ARMOUR REIT Portfolio Constant Prepayment History

          —   ARMOUR REIT REPO Composition

          —   ARMOUR REIT Interest Rate Hedges

ARMOUR REIT Agency Only Portfolio Composition

Agency Asset Class	Current Value	Percentage of Total Portfolio

ARMS (0-18 Months to Reset) (1)	$46,710,992	9.2%
Hybrids (19 Months and Longer to Reset) (2)	$335,489,378	65.8%
Seasoned 15 & 20 Year Pass-Throughs (3)	$19,037,532	3.7%
Low Loan Balance 15 Year Pass-Throughs (4)	$108,830,989	21.3%
Total	$510,068,892	100.0%

(1) Weighted Average Months to Reset = 6. (2) Weighted Average Months to Reset = 63.	(3) Longest Final Maturity of April 2027. (4) Maximum Original Loan Balance of $85,000.

Agency Type	Current Value	Percentage of Total Portfolio

Fannie Mae	$301,229,961	59.1%
Freddie Mac	$151,605,793	29.7%
Ginnie Mae	$57,233,138	11.2%
Total	$510,068,892	100.0%

    Note: Current values are calculated using independent third party market prices as of 7/20/2010

ARMOUR REIT Portfolio Asset Class & Duration Detail

Agency Asset Class	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Coupon July 2010	Estimated Effective Duration Using Current Values

ARMS	104.3%	104.2%	3.58	0.34
Hybrids	104.0%	104.7%	4.15	1.94
Seasoned 15 & 20 Year Pass-Throughs	104.1%	107.4%	4.95	0.85
Low Loan Balance 15 Year Pass-Throughs	106.0%	106.5%	4.73	2.52
Totals	104.4%	105.2%	4.25	1.88

NOTE: Duration es timates are derived from functions available from Bloomberg Finance L.P. ARMOUR uses estimates for GNMA collateral . Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources . Market prices are as of 7/20/2010. Durations are as of 7/21/2010.

Estimated Balance Sheet Duration	Amount	Estimated Duration	Duration Effect on Balance Sheet

Agency Assets	$510,068,892	1.88	1.88
Eurodollar Futures	$185,000,000	2.88	-2.88

	Estimated Balance Sheet Duration		0.61

NOTE: As rates go down the value of our Eurodollar Futures (which are 'shorts') will typically decline. Inversely, as rates go up, the value of the Eurodollar Futures will typically increase. Asset duration is as of 7/21/2010. Futures duration is as of 7/20/2010.

ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)

Portfolio Prepayment Information (1), (2)		Asset Class Prepayment Detail (1)

Reporting Month	Weighted Average Annualized Constant Prepayment Rate	Agency Asset Class	Weighted Average July 2010 Constant Prepayment Rate

December 2009	8.6	True ARMs (0-18 Months to Reset)	32.5
January 2010	12.9	Hybrids (19 Months and Longer to Reset)	11.3
February 2010	10.0	Seasoned 15 & 20 Year Pass-Throughs	18.6
March 2010	20.7	Low Loan Balance 15 Year Pass-Throughs	7.1
April 2010	18.8
May 2010	16.0
June 2010	11.9
July 2010	12.6

NOTE: ARMOUR expenses amortization as it occurs.

(1) Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

(2) CPR is reported on the 4th business day of the month for the previous month’s prepayment activi ty.

ARMOUR REIT REPO Composition

REPO Counter-Party	Principal Borrowed	Percentage of REPO Positions with ARMOUR	Longest Maturity in Days

Goldman, Sachs & Co.	$89,112,000	18.7%	29
MF Global	$82,030,000	17.2%	56
Nomura Securities International, Inc.	$74,663,966	15.7%	11
Cantor Fitzgerald & Co. Inc.	$67,798,000	14.2%	25
South Street Securities	$58,594,414	12.3%	62
RBS Securities Inc.	$52,719,510	11.1%	32
Guggenheim Liquidity Services, LLC	$40,982,000	8.6%	28
Jefferies & Company, Inc.	$9,889,000	2.1%	29

Total or Weighted Average	$475,788,890	100.0%	35

Weighted Average Haircut	5.35%
Weighted Average Repo Rate	0.30%

NOTE: Repo data is as of 7/22/2010.

ARMOUR REIT Eurodollar Futures Positions

Eurodollar Futures to Replicate Swaps (Maturity Dates)	Notional Amount	Weighted Average Rate	Duration	Longest Maturity in Months

September 2012	$44,000,000	1.052%	1.75	26
September 2013	$77,000,000	1.519%	2.70	38
September 2014	$49,000,000	2.070%	3.60	50
September 2015	$15,000,000	2.095%	4.75	62

Total or Weighted Average	$185,000,000	1.601%	2.88	40

NOTE: Futures data is as of 7/20/2010.

Visit our Website at www.armourreit.com